Exhibit 10.13

Lease Agreement (hereinafter called "Lease") made this 11th day of March, 2012 between ULSTER HEIGHTS PROPERTIES INC., with offices at P.O.B. 1029, Monsey, New York 10952 (hereinafter called "Lessor" or "Landlord"); and OSL Holdings Inc. (hereinafter called "Lessee" or "Tenant"), with a principal place of business at 60 Dutch Hill Rd. # 15 Prel Plaza, Orangeburg, New York 10962.

W I T N E S S E T H:

            Lessor leases to Lessee and Lessee hires from Lessor Thirteen hundred and eighty nine  (1389) gross square feet designated office #15, as more particularly set forth in Schedule A attached hereto and made a part hereof (hereinafter called the "Demised Premises" or the "Premises") in the building known as Prel Plaza, Orangeburg, in the Town of Orangeburg, State of New York, (hereinafter called "Building") for the term and upon the payment of the rents and the keeping, performance and observance of all the terms, covenants, provisions, conditions and limitations hereinafter set forth, and each of the parties covenants and agrees to keep, perform and observe all of the same on its part to be kept, performed and observed.  The parties acknowledge that each has independently measured the area to be demised and have agreed upon 1330 square feet for the purposes of this Lease.

TERM AND COMMENCEMENT DATE

            1.         (a)        The term of this Lease shall be for FIVE (5) years beginning on the "commencement date" as set forth in paragraph 1(b).

                        (b)        The initial term of this Lease shall commence on March 1, 2012 (hereinafter called the "Commencement Date").

                        (c)        Tenant shall have access to the Demised Premises twenty-four (24) hours a day seven (7) days a week.

RENT AND SECURITY DEPOSIT

            2.         (a)        Lessee covenants and agrees to pay Lessor the Base Rent and additional rents hereinafter provided.  As Base Rent for the Demised Premises, the Lessee shall pay the sum set forth in Subparagraph (b) of this Paragraph 2, payable in equal monthly installments in advance, on the first day of each calendar month during the term.  Lessee covenants and agrees that the Base Rent and all additional rents, charges and adjustments hereunder shall be paid to Lessor in legal tender of the United States of America without any demand therefor, at the address of Lessor as above, or at such other place as Lessor may from time to time designate by notice in writing.

                        Rent is due on the first of every month, in the event payment is not made on or before the 10’tht’day of the month, Lessee shall pay a late charge in the amount of 7% of the total monthly rental payments that are due.

 (b)        Base Rent payable by Lessee to Lessor shall be the sum of $24,000.00 per annum, payable in equal monthly installments of $2000.00 for the first year of this Lease.  The rent for the Second year of the lease shall be the amount of $2500.00 per month. The rent for the third year of the lease shall be the amount of $3000.00 per month The rent for the last two years of the lease should be the amount mentioned above with an increase of the CPI plus Two percent with a five percent cap.

                        (c)        The Lessee has deposited with Lessor the sum of $5000.00 as security for the faithful performance and observance by Lessee of the terms, provisions and conditions of this lease; it is agreed that in the event Lessee defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to the payment of rent and additional rent.  Lessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Lessee is in default or for any sum which Lessor may expend or may be required to expend by reason of Lessee's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Lessor.  In the event that Lessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Lessee after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Lessor.  In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Lessor shall have the right to transfer the security to the vendee or lessee and Lessor shall thereupon be released by Lessee from all liability for the return of such security, and Lessee agrees to look to the new Lessor for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Lessor.  Lessor further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Lessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

USE

            3.         (a)        Lessee shall use and occupy the Demised Premises for any legal office purpose and for no other purposes.

                        (b)        Lessee shall not use or permit the Demised Premises to be used for any unlawful or illegal business or purpose or for lodging and no cooking shall be done therein.  Using a microwave and coffeemaker is permissible. Lessee at its sole expense shall comply promptly with all laws, orders and regulations of Federal, State, County and Municipal Authorities and with any direction of any public officer or officers which shall impose any liability, order or duty upon Lessor or Lessee with respect to Lessee's use or occupancy of the Demised Premises any spirituous, malt or vinous liquor or any narcotic drugs and shall not exhibit, sell or offer for sale on the Demised Premises or in the building anything whatsoever except such as are essentially connected with the stated use of the Demised Premises.  Lessee shall not do or permit to be done any act or thing upon the Demised Premises which will invalidate or be in conflict with any fire insurance policies or increase the rate for fire insurance covering the building of which the Demised Premises form a part and shall not do or permit to be done any act or things upon the Demised Premises which shall or might subject Lessor to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on in the Demised Premises or for any other reason.  In no event shall any explosives or flammable materials be taken into or retained in the premises.  If by reason of failure of Lessee to comply with the provisions hereof including, but not limited to, the use to which Lessee puts the Premises, the fire insurance rate shall at the commencement of the term or at any time thereafter be higher than it otherwise would be, then Lessee shall reimburse Lessor, as additional rent hereunder, for that part of all fire insurance premiums thereafter paid by Lessor, which shall have been charged because of such failure or use by Lessee and shall make such reimbursement upon the first day of the month following payment of such additional cost by Lessor.  Lessee will not at any time use or occupy the Demised Premises in violation of any certificate of occupancy issued for the building or the Premises, provided said Certificate of Occupancy allows for the use hereinabove set forth.

                        (c)        Lessor expressly warrants and represents that it is authorized to enter into this Lease Agreement with Lessee and that the Building is zoned to permit the Premises to be used for all of the purposes hereinbefore stated in Paragraph 3(b) above.  Lessor also covenants and agrees that it is not currently in violation of any law, order of regulation of Federal, State, County and Municipal Authorities, with respect to the subject Premises.  Notwithstanding anything in this Paragraph 3(c) to the contrary, Lessor shall be responsible for and shall hold Lessee harmless from any costs, damages of expenses resulting from Lessor's failure at anytime during the term of the Lease to comply with any laws, orders and regulations of Federal, State, County and Municipal Authorities pertaining to the Building.  Without limiting the foregoing, Lessor shall be solely responsible for, and shall hold Lessee harmless from any costs, damages or expenses involved in the Lessor's compliance or attempt to comply as owners of the Building, with any order, public or private suit, action or claim relating to an environmental problem not attributable to Lessee.

                        (d)        In the event any governmental authority having jurisdiction shall hereafter at any time contend and/or declare by notice, violation, order, statute, rule, regulation or in any other manner whatsoever that the Demised Premises are used for a purpose which is in violation of any such law, order or certificate of occupancy provided it shall hold the Landlord harmless and indemnify it from any liability of whatever kind whatsoever resulting from the Lessee's continued use of the Premises.  In the event Lessee chooses not to contest or an adverse determination is made against it as a result of such contest, failure by Lessee to discontinue such use after such notice shall be deemed a default in the fulfillment of a covenant of this Lease and Lessor shall have the right to terminate this Lease immediately, and in addition shall have any and all the rights, privileges and remedies given to Lessor by and pursuant to the provisions of Paragraph 19 hereof.

ADDITIONAL RENT

            4.          (a)        Gross Lease.  It is understood and agreed that this Lease Agreement is intended to a be gross lease.  It is the intention of the parties that Landlord shall receive the rentals herein reserved free form all charges and expenses, except as set forth herein in this Lease, imposed upon or by reason of the Premises and the ownership of Landlord, its successors and assigns.

                                    (i)  In no event shall Tenant be liable hereunder for or required to pay any income, profit, excise or franchise taxes, or taxes with respect to the rent received by Landlord under this Lease Agreement, or upon the right of Landlord to receive such rent or to do business, or any tax, assessment or governmental imposition in replacement or substitution of the foregoing or of a similar character.

                                    (vi)  If Landlord shall receive a refund for any tax year in which a tax payment shall have been made by Tenant, Landlord shall repay to Tenant, Tenant's Proportionate Share of such refund after deducting therefrom the costs and expenses of obtaining such refund.  If Landlord shall effect a reduction in assessed valuation, thus reducing the amount of taxes which would otherwise be payable by Tenant hereunder, Tenant shall pay, within twenty (20) days after demand to Landlord, Tenant's share of the costs and expenses of obtaining such reduction of assessed value (less any amounts paid or applied upon receipt of refund), which demand shall set forth a breakdown of such costs and expenses.

REPAIRS, REPLACEMENTS, ALTERATIONS and INSTALLATIONS

            5.         (a)        Lessee shall take good care of the Demised Premises and the fixtures and appurtenances therein.  Lessee shall make at its own expense all repairs and replacements required to keep the Demised Premises and fixtures in good working order and condition except (a) structural repairs other than those resulting from the misuse or negligence of the Tenant; (b) repairs required to be made by Lessor pursuant to Article 14 hereof; (c) repairs and replacements to the lighting ballasts and major components of the heating and air conditioning system, including, without limitation, compressors, fans, motors, blowers and duct work.  All such repairs and replacements shall be the Lessor's sole responsibility unless same was caused due to the negligence of the Tenant; and (d) such repairs as may be required of Lessor in furnishing the services specified in Paragraph 6 hereof.  Lessee shall maintain, at its own expense, all light bulbs, fluorescent tubes, and lighting fixtures in the Demised Premises, including all component parts such as starters, ballasts, and lenses or grills.  All repairs made by Lessee shall be at least equal in quality to the original work.  Lessee shall not make any installations, alterations, additions or improvements in or to the Demised Premises without first obtaining Lessor's written consent thereto other than cosmetic changes and those relating to the Tenant's initial fix-up of the Premises and shall make the same and all repairs only between such hours and by such contractors or mechanics as may be approved in writing by Lessor, which approval shall not be unreasonably withheld.  All alterations, decorations, installations, additions or improvements upon the Demised Premises made by either party (including but not limited to fixed panelling, partitions, railings, and the like), except Lessee's movable fixtures book shelves and furniture shall, unless Lessor elects otherwise (by notice in writing to Lessee given not less than twenty (20) days prior to the expiration or other termination of this Lease or of any renewal or extension thereof) become the property of Lessor and shall remain upon, and be surrendered with, said Premises, as a part thereof, at the end of said term or renewal term, as the case may be.  If Lessor shall elect otherwise, then Lessee shall remove at its expense such alterations, installations, additions or improvements made by Lessee upon the Premises as Lessor shall so elect, and Lessee shall repair and restore the Premises to original condition, fair wear and tear accepted, at its sole expense prior to the expiration of the term.

            Lessee shall have the right to provide additional telephone and/or electric lines to the Demised Premises providing such additional lines do not involve the defacing of the building or affect the appearance of the building.  Should such additional electric lines increase the cost of electricity to the Lessor, such increase shall be paid by Lessee, or Lessor may, at its sole discretion, have the area demised separately metered, with all charges incident thereto and monthly charges thereafter paid by Lessee during the term of the Lease.

                        (b)        ALTERATIONS     Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals, certificates required by any government or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Lessor and Lessee agrees to carry and will cause Lessee's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as Lessor may reasonably require. l If any mechanic's lien is filed against the Demised Premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Lessee, whether or not done pursuant to this paragraph, the same shall be discharged by Lessee within twenty (20) days thereafter, at Lessee's expense, by filing the bond required by law or otherwise.  All fixtures including but not limited to all plumbing, electrical and HVAC installations, (but excluding the Lessee's trade fixtures), partitions railings and like installations, installed in the Premises at any time, either by Lessee or by Lessor in Lessee's behalf, shall, upon installation, become the property of Lessor and shall remain upon and be surrendered with the Demised Premises unless Lessor, by notice to Lessee no later than twenty (20) days prior to the date fixed as the termination of this Lease, elects to relinquish Lessor's rights thereto and to have them removed by Lessee, in which event, the same shall be removed from the Premises by Lessee prior to the expiration of the Lease, at Lessee's expense.  Nothing in this paragraph shall be construed to give Lessor title to or to prevent Lessee's removal of trade fixtures, moveable office furniture and equipment, and records and files, but upon removal of any such from the Premises or upon removal of other installations as may be required by Lessor.  Lessee shall immediately and at its expense, repair and restore the Premises to the condition existing prior to installation, normal wear and tear accepted, and repair any damage to the Demised Premises or the Building due to such removal.  All property permitted or required to be removed by Lessee at the end of the term remaining in the Premises after Lessee's removal shall be deemed abandoned and may, at the election of Lessor, either be retained as Lessor's property or may be removed from the Premises by Lessor at Lessee's expense.

(c)        The Landlord at its sole cost and expense shall install upon the roof of the building new air conditioning unit of units of sufficient size and capacity so as to cool the demised premises to 70 degrees when the outside temperature is 90 degrees.  Tenant shall as part of its plans and specifications show the duct work and all other electrical and installation requirements and other required work for the use of such unit installed by the Landlord which work shall be at Tenant's cost and expense as set forth in paragraph 2 (b) hereof.

(d)        The landlord shall install a kitchen as promised  to tenant at the landlords cost in the future in the same manner they agreed on.

ASSIGNMENT

            6.         Lessor acknowledges and consents to Lessee sharing all or part of the Demised Premises with various affiliated entities and shall permit Lessee to apportion space and payments in its sole discretion. Lessor also consents to Lessee’s right to sublet all or part of Demised premises for any lawful office use in its sole discretion. The consent by Lessor to an assignment or underletting shall not in any wise be construed to relieve Lessee from obtaining the express consent in writing of Lessor to any further assignment or underletting, nor shall the same release or discharge Lessee from any liability, past, present or future, under this Lease, and Lessee shall continue fully liable in all respects hereunder.

LIABILITY AND INDEMNITY

            7.         (a)        Lessee agrees to indemnify and save harmless Lessor against and from any and all claims by or on behalf of any person or persons, firm or firms, corporations, arising from the conduct or management of or from any work or anything whatsoever done by or on behalf of Lessee other than those claims resulting from the intentional or negligent acts and omissions of the Landlord or its agents, contractors, servants, employees or licenses in or about the Demised Premises, and will further indemnify and save Lessor harmless against and from any and all claims arising from any breach or default on the part of Lessee in the performance of any covenant or agreement on the part of Lessee to be performed, pursuant to the terms of this Lease, or arising from intentional or negligent acts and omissions of Lessee, or any of its agents, contractors, servants, employees or licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any claim, Lessee upon notice from Lessor covenants to resist or defend at Lessee's expense such action or proceeding.

                        (b)        Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or invitees, or any person whomsoever, for any injury to person or damage to property on or about the Demised Premises or upon the parking lot or sidewalk areas adjoining the Demised Premises caused by the sole negligence or sole misconduct of Tenant, its employees or agents, or any other person entering upon the Premises under express or implied invitation of the Tenant (other than Landlord or Landlord's employees or agents), and Tenant agrees to indemnify Landlord and hold it harmless from any loss, claim, damage, cost or expense suffered or incurred by Landlord by reason of any such damage or injury.

                        (c)        If the Landlord or any successor in interest be an individual, joint venture, tenancy in common, co-partnership, limited partnership, unincorporated association, or other unincorporated aggregate of individuals ()all of which are referred to below, individually and collectively, as an "unincorporated Landlord"), then anything elsewhere to the contrary notwithstanding, Tenant shall look solely to the estate and property of such unincorporated Landlord in the land and building of which the Leased Premises are a part, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of the Lease to be observed and/or performed by Landlord, and no other property or assets of such unincorporated landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of tenant's remedies except for any insurance fund which may be available to the Landlord with respect to any such default or breach.

                        (d)        Except in the case of an assignment or subletting requiring the prior written consent of the Landlord and subject to the provisions of subparagraph 8(e), the Landlord shall look solely to the furniture, equipment and fixtures and property of the Tenant, or successor in interest for the satisfaction of Landlord's remedies for the collection of a judgment requiring the payment of money by the Tenant in the event of any default or breach by the Tenant with respect to the payment of rent or additional rent.

SUBORDINATION AND ATTORNMENT

            8.         (a)        This lease and all rights of Lessee hereunder are subject and subordinate to all ground and/or underlying Leases and to all trust indentures and mortgages, blanket or otherwise, which do now or may hereafter affect the same or the real property of which the Demised Premises form a part (and which may also affect other property) and to any and all renewals, modifications, consolidations, replacements and extensions hereof.  It is the intention of the parties that this provision be self-operative and that no further instrument shall be required to effect such subordination of this Lease.  Lessee shall, however, upon demand at any time or times, promptly execute, acknowledge and deliver to Lessor, without expense to Lessor, any and all instruments that may be necessary or proper to subordinate this Lease and all rights of Lessee hereunder to any such Leases, indentures, and/or mortgages or to confirm or evidence said subordination.  Lessee covenants and agrees, in the event any proceedings are brought for the foreclosure of any such mortgage, to attorney to the purchaser upon any such foreclosure sale and to recognize such purchaser as the Lessor under this Lease or, in the event of the termination, for any reason whatsoever, of any such underlying Lease above referred to, that Lessee (at the option of the holder of the reversion under such underlying Lease to be evidenced by written notice of election to Lessee) will attorn to and recognize such holder as the then Lessor under this Lease to the same extent and effect as the original lessor hereunder.  Lessee agrees to execute and deliver at any time and from time to time, upon the request of lessor or of any such holder, any instrument which, in the sole judgment of Lessor, may be necessary or appropriate in any of such events to evidence such attornment.  Lessee further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Lessee any right or election to terminate or otherwise adversely affect this Lease and the obligation of Lessee hereunder in the event any such foreclosure proceeding is brought, and agrees that this Lease shall not be affected in any way whatsoever by any such foreclosure proceeding.

                (b)       Tenant agrees that if by reason of default on the part of Landlord herein, under any ground or underlying Lease or any Leasehold mortgage or any mortgage affecting landlord's interest (as ground lessee), or as mortgagor, the underlying lessor (overlandlord) or a Leasehold mortgagee or mortgagee shall enter into and become possessed of the real property of which the Demised Premises form a part, or any part or parts of which real property, either through possession or foreclosure action or proceedings, or through the issuance and delivery of a new Lease of the Premises covered by the ground and underlying Lease to said Leasehold mortgage or new mortgage, then if this Lease is in full force and effect at such time, Tenant shall attorn to such overlandlord, Leasehold mortgagee or mortgagee as its landlord; and in such event, such lessor or Leasehold mortgagee or mortgagee shall not be liable to Tenant for any defaults theretofore committed by Landlord and no such default shall give rise to any rights of offset or deduction against the rents payable under this Lease.

            The provisions for attornment herein before set forth shall not require the execution of any further instrument.  However if such lessor or mortgagee to which Tenant agrees to attorn, as aforesaid, reasonably requests a further instrument expressing such attornment, Tenant agrees to execute the same promptly.

LOSS OR DAMAGE TO PROPERTY - INSURANCE

            9.         (a)        All personal property belonging to Lessee, its servants, employees, suppliers, consignors, customers, licensees, located in or about the building or Demised Premises shall be there at the sole risk of Lessee and neither Lessor or Lessor's agents shall be liable for the theft, loss or misappropriation thereof nor for any damage or injury thereto, nor shall the Lessor be considered the voluntary or involuntary bailee of such personal property, nor for damage or injury to Lessee or any of its officers, agents or employees or to any other persons or to any property caused by fire, explosion, water, rain, snow, frost, steam, gas, electricity, heat or cold, dampness, falling plaster, sewers or sewage, odors, noise, leaks from any part of said building or the roof, the bursting or leaking of pipes, plumbing, electrical wiring and equipment and fixtures of all kinds, or by any act or neglect of other tenants or occupants of the building or of any other person, or caused in any manner whatsoever, except for the intentional or negligent acts or omissions of the Landlord, its agents, servants and/or employees, nor shall Lessor be liable for any latent defect in the Demised Premises or in the building as to Tenant's improvements, except for such latent defects affecting such improvements to the Demised Premises made by the Landlord, Lessee shall give immediate written notice to Lessor in case of fire or accident in the Demised Premises or of any defects, damage or injury therein or in any fixtures or equipment.  Each party will protect, indemnify and save the other harmless from all loses, costs or damages sustained by reason of any act or occurrence causing injury to any person and/or property whomsoever to whatsoever, due directly or indirectly due to its negligence.

                        (b)        Lessee agrees to maintain the broadest form available of all risk liability insurance covering the Demised Premises in its name and for the benefit of Landlord of which the Landlord shall be named as an additional insured with any reputable insurance company licensed to do business in the State of New York.  Lessee agrees to maintain fire and extended coverage as well as loss of income insurance covering the demised premises in its name and shall name the Landlord as an additional insured and loss payee with any reputable insurance company licensed to do business in the State of New York.  Said policies shall provide the following minimum coverages:

Property Damage:	$ 500,000.00;
Liability:	$l,000.000.00 per person
$3,000,000.00 per occurrence
Fire and Extended Coverage, including Loss of Income:	$300,000, with Landlord as Loss Payee

            Proof of such insurance shall be submitted to the Lessor from time to time upon request.  Such policies shall further provide that the Lessor must be notified in writing at least ten (10) days prior to the cancellation of any such policies.

HOLDING OVER

            10.       If the Lessee willfully and wrongfully retains possession of the Demised Premises or any part thereof after the termination of the term by lapse of time or otherwise, without prior written approval of Lessor, the Lessee shall pay the Lessor rent at double the rate specified in Paragraph 2 as increased by adjustments required by Paragraph 4 for the time the Lessee thus remains in possession, and in addition thereto, shall pay the Lessor all damages, consequential as well as direct, sustained by reason of the Lessee's retention of possession.  If the Lessee remains in possession of the Demised Premises, or any part thereof, after the termination of the term by lapse of time or otherwise, such holding over shall, at the election of the Lessor expressed in a written notice to the Lessee and not otherwise, constitute an extension of this Lease on a month to month basis at double the monthly rental set forth in Paragraph 2 as increased by adjustments required by Paragraph 4.  The provisions of this Section do not exclude the Lessor's rights of re-entry or any other right hereunder.

EARLIER POSSESSION BY LESSEE

            11.       If permission is given to Lessee to enter into the possession of the Demised Premises or to occupy Premises other than the Demised Premises prior to the first day of the term of this Lease, Lessee covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease. including the covenant to pay rent pro rata.  In any event, rent shall commence on the first day of the term.  Taking possession of the Demised Premises by Lessee shall be conclusive evidence as against Lessee that the Premises were in good order and satisfactory condition when Lessee took possession.  This Lease does not grant any right to light or air over property, and Lessor shall not be liable to Lessee for any expense, injury, loss or damages, resulting from work done in or upon, or by reason of the use of, any adjacent or nearby building, land, street or alley.

SURRENDER AT END OF TERM

            12.       Lessee shall quit and surrender the Premises at the expiration or earlier termination of the term broom clean and in as good condition as ordinary wear and reasonable use will permit, damage by fire, other casualty and the elements excepted and, subject to Lessor's exercise of the election provided in Article 5, with all installations, alterations, additions and improvements, including partitions which may have been installed by either of the parties upon the Premises (except the Lessee's removable fixtures, furniture, records and files shall remain Lessee's property, and Lessee shall remove the same).  Lessee's obligations to observe and perform this covenant shall survive the said expiration or earlier termination of this Lease.  If the last day of the term or of any renewal thereof falls on a Saturday, Sunday or legal holiday, the term shall expire on the business day immediately preceding.

DAMAGE BY FIRE OR OTHER CAUSE

            13.       If the Demised Premises shall be partially damaged by fire or other casualty, the damage shall be repaired by and at the expense of Lessor as soon as reasonably possible, and (i) if such damage shall not have been caused by the fault or neglect of Lessee, its servants, employees, agents, or licensees, the rent and any additional rent until such repairs shall by made, shall be apportioned according to the part of the Demised Premises which is usable by Lessee; or (ii) if such damage shall be due to the fault or neglect of Lessee, its servants, employees, agents, or licensees (without prejudice to any other rights and remedies of Lessor), there shall be no abatement or apportionment of rent.  Lessor shall incur no liability on account of any delay in the completion of such repairs which may arise by reason of adjustment of insurance, labor difficulties or any other cause beyond Lessor's control.  If all or substantially all of the Demised Premises or the building are wholly destroyed or become unfit for occupancy as a result of fire or other cause or casualty, either party may elect, by written notice to the other within ninety (90) days after the casualty date (a) to terminate this Lease as of the date when the Demised Premises or building became unfit for occupancy; or (b) the Lessor shall elect to repair, restore or rehabilitate the building or Demised Premises (at the expense of Lessor) commencing within ninety (90) days after Lessor is able to take possession of the damaged Premises and undertake reconstruction or repairs and thereafter to prosecute the work with reasonable diligence, in which latter event the lease shall not terminate, but rent shall be abated on a per diem basis while the Premises are unfit for occupancy.  If Lessor elects to repair, restore and rehabilitate the building and the Demised Premises, and the same shall not have been repaired and restored to substantially their former condition within six (6) months after the date of the casualty (delays caused by adjustment of insurance, labor difficulties or other causes beyond Lessor's control to be excluded from such computation), either party shall have the right to terminate this Lease as of the casualty date by written notice to the other within ten (10) days after the expiration of said six (6) month period.  In the event of such termination of this Lease, Lessee's liability for rent shall cease as of the date the Premises or the building were made unfit for occupancy.  If the Lease shall be terminated pursuant to this Article, Lessee shall promptly vacate the Premises and surrender the same to lessor.  If the damage or destruction be due to the fault or neglect of Lessee, the debris shall be removed at the expense of Lessee.  If the Demised Premises are repaired and restored, the term of this Lease shall be extended for such period of time as the Demised Premises was uninhabitable by Tenant.

ADDITIONAL RENT

            14.       All costs, charges, adjustments and expenses which Lessee assumes or agrees to pay pursuant to the Lease shall at Lessor's election be treated as additional rent and, in the event of nonpayment, Lessor shall have the rights and remedies herein provided for in the case of nonpayment of rent or a breach of condition.  If Lessee shall default in making any payment required to be made by Lessee or shall default in performing any term, covenant or condition of this Lease on the part of lessee to be performed hereunder, Lessor at Lessor's option may (but shall not be obligated to) immediately or at any time thereafter on ten (10) days' notice make such payment or, on behalf of Lessee, cause the same to be performed for the account of Lessee and expend such sum as may be necessary to perform and fulfill such term, covenant or condition, and any and all sums so expended by Lessor, with interest thereon at the rate of fifteen percent (15%) per annum from the date of such expenditure, shall be and be deemed to be additional rent, in addition to the Base Rent, and shall be repaid by Lessee to Lessor on demand, but no such payment or expenditure by Lessor shall be deemed a waiver of Lessee's default nor shall it affect any other remedy of Lessor by reason of such default.

MECHANIC'S LIEN

            15.       If, because of any act or omission of Lessee or anyone claiming through or under Lessee, any mechanic's or other lien or order for the payment of money shall be filed against the Demised Premises or the Building, or against Lessor (whether or not such lien or order is valid or enforceable as such), Lessee shall, at Lessee's own cost and expense, cause the same to be canceled and discharged of record within sixty (60) days after the date of filing thereof, and shall also indemnify and save harmless Lessor from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.

EMINENT DOMAIN

            16.       If the whole or any part of the Demised Premises shall be condemned and taken for any public or quasi-public use, this Lease shall wholly expire on the date title shall vest in the condemnor.  In no event whatsoever shall Lessee have any claim against Lessor by reason of any condemnation or taking of the whole or any part of the Demised Premises or of the Building, nor shall Lessee have any claim to the amount or any portion thereof that may be awarded as damages or paid as the result of any condemnation and taking.  Lessee hereby assigns to Lessor all Lessee's right, title and interest in and to any and all amounts awarded or paid by reason of any condemnation and taking, except that Lessee shall be entitled to a claim for the value of its leasehold and its leasehold improvements provided same does not reduce the Landlord's claim.  Nothing contained in this paragraph to the contrary notwithstanding, if there is a partial taking of the Demised Premises and the Lessor continued the operation of the Building housing same, this Lease may continue at the option of the Tenant and the rent to be paid hereunder will be prorated in accordance with the diminution causes by the condemnation.

BANKRUPTCY

            17.       (a)        If at any time prior to the date herein fixed as the commencement of the term of this Lease there shall be filed by Lessee in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization, arrangement or composition, or for the appointment of a receiver or trustee of all or a portion of Lessee's property, or if such petition shall be filed against Lessee (and within thirty (30) days thereof, Lessee fails to secure a stay or discharge thereof) or if Lessee makes an assignment for the benefit of creditors, this Lease shall ipso facto be canceled and terminated and in such event neither Lessee nor any person claiming through or under Lessee or by virtue of any statute or of an order of any court shall be entitled to possession of the Demised Premises and Lessor, in addition to the other rights and remedies given by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may exercise any right of off-set, and/or may retain as liquidated damages any rent, security, deposit or monies received by Lessor from Lessee or others in behalf of Lessee upon the execution hereof.

                        (b)        If at the date fixed as the commencement of the term of this Lease or if at any time during the term hereof there shall be filed by Lessee in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization, arrangement or composition, or for the appointment of a receiver or trustee of all or a portion of Lessee's property or if any such petition shall be filed against Lessee (and within thirty (30) days thereof, Lessee fails to secure a stay or discharge thereof) or if Lessee makes an assignment for the benefit of creditors this Lease at the option of Lessor, exercised by written notice to Lessee within a reasonable time after notice of the happening of any one or more of such events, may be canceled and terminated and in such event neither Lessee nor any person claiming through or under Lessee by virtue of any statute or of any order of any court shall be entitled to possession or to remain in possession of the Premises demised but shall forthwith quit and surrender the Premises, and Lessor, in addition to the other rights and remedies Lessor has by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may exercise any right of off-set, and/or may retain as liquidated damages any rent, security, deposit or monies received by the Lessor from Lessee or others on behalf of the Lessee.

DEFAULT

            18.       (a)        If Lessee defaults in fulfilling any of the covenants of this Lease other than the covenants for the payment of rent or additional rent, or if the Demised Premises become vacant or deserted, then in any one or more of such events, Lessor may serve a written notice upon Lessee specifying the nature of said default and that this Lease will be terminated on a date which is twenty (20) days after the giving of such notice, and upon the expiration of said twenty days (unless before such date all defaults at the time existing under this Lease shall have been fully cured and made good, or in case of a default being of such nature that the same cannot be completely cured or remedied within said twenty (20) day period, Lessee shall then be diligently proceeding to remedy or cure such default and shall promptly complete such remedying or curing, in which event such default and such notice from Lessor shall be deemed to be annulled) this Lease and the term hereby demised and all rights of Lease under this Lease shall expire and terminate as fully and completely as if the date of expiration of such twenty (20) day period were the date herein definitely fixed for the end and expiration of this Lease and the term thereof and Lessee shall then quite and surrender the Demised Premises to Lessor, but Lessee shall remain liable as hereinafter provided.

                        (b)        If (l) the notice provided for in subparagraph (a) hereof shall have been given and the term shall expire as aforesaid; or (2) if Lessee shall default in the payment of additional rent herein mentioned, or any part, or in making any other payment herein provided for more than ten (10) days or (3) if any execution or attachment shall be issued against Lessee or any of Lessee's property whereby the Demised Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Lessee; or (4) if Lessee shall default with respect to any other Lease between Lessor and lessee, its subsidiaries and/or other Lease between Lessor and Lessee, its subsidiaries and/or affiliates, if any; or (5) if Lessee shall fail to move into or take possession of the Premises within thirty (30) days after commencement of the term of this Lease; then and in any of such events Lessor may without notice, re-enter the Demised Premises either by force or otherwise, the right to re-entry being expressly reserved to and by Landlord and dispossess, by summary proceeding or otherwise, Lessee, the legal representatives of Lessee or any other occupant of Demised Premises and remove their effects and hold the Premises as if this Lease had not been made.  If Lessee shall default hereunder prior to the date fixed as the commencement of any renewal or extension of this Lease, Lessor may cancel and terminate such renewal or extension agreement by written notice.

                        (c)        In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (l) all rent and additional rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Lessor may incur for legal expenses, and, reasonable attorneys' fees, brokerage, and/or putting the Demised Premises in good order, or for preparing the same for re-rental; (2) Lessor may re-let the Premises of any part or parts thereof, either in the name of Lessor or otherwise, for a term or terms which may at Lessor's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant reasonable concessions or free rent; and/or (3) Lessee or the legal representatives of Lessee shall also pay Lessor as liquidated damages for the failure of Lessee to observe and perform said Lessee's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the Lease or Leases of the Demised Premises for each month of the period which would otherwise have constituted the balance of the term of this lease.  The failure of Lessor after due diligence to re-let the Premises or any part or parts thereof shall not release or affect Lessee's liability for damages.  In computing such liquidated damages there shall be added to the said deficiency such expenses as Lessor may in cur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage and for keeping the Demised Premises in good order or for preparing the same for re-letting.  Any such liquidated damages shall be paid in monthly installments by Lessee on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Lessor to collect the deficiency for any subsequent month by a similar proceeding.  Lessor at Lessor's option may make such reasonable and customary alterations, repairs, replacements and/or decorations in the Demised Premises as Lessor in Lessor's sole judgment considers advisable and necessary for the purpose of re-letting the Demised premises; and the making of such alterations and/or decorating shall not operate or be construed to release Lessee from liability hereunder as aforesaid.  Lessor shall in no event be liable in any way whatsoever for failure to collect the rent thereof under such re-letting, provided Lessor has acted in good faith and with due diligence.  In the event of a breach or threatened breach by Lessee of any of the covenants or provisions hereof, Lessor shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for.  Mention in this Lease of any particular remedy shall not preclude Lessor from any other available remedy, in law or in equity.  Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Lessee being evicted or dispossessed for any cause, or in the event of Lessor obtaining possession of the Demised Premises, by reason of the violation by Lessee of any of the covenants and conditions of this Lease, or otherwise.

NO WAIVER

            19.       (a)        No receipt of money by Lessor from Lessee with knowledge of the breach of any covenant or agreement of this Lease, or after the termination hereof, or after the service of any notice, or after the commencement of any suit, or after final judgment for possession of the Demised Premises, shall be deemed a waiver of such breach, nor shall it reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.  Any demand upon Lessee for rent, wheresoever and whenever made, after the same shall have become due and payable under the provisions hereof shall have the same effect as though made at the time and place such rent became due, any law to the contrary notwithstanding.

                        (b)        No delay on the part of the Lessor in exercising any right, power or privilege hereunder or to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease, or of any part of the Rules and Regulations described in Paragraph 27 hereof, shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege, precluding any other or further exercise thereof or the exercise of any other right, power or privilege.

                        (c)        No act done or thing said by Lessor or Lessor's agent shall constitute a cancellation, termination or modification of, or eviction or surrender under, this Lease, or a waiver of any covenant, condition or provision hereof, nor relieve Lessee of Lessor's obligation to pay the rents herein provided.  Any acceptance of surrender, waiver or release by Lessor and any cancellation, termination or modification of this Lease must be in writing signed by Lessor, by its duly authorized officer.  The delivery of keys to any employee or agent of Lessor shall not operate as a surrender or as a termination of the Lease, and no such employee or agent shall have any power to accept such keys prior to the termination of the Lease.

                        (d)       Lessee hereby further waives any and all rights to recover or regain possession of the Demised Premises or to reinstate or to redeem the Lease as permitted or provided by or under any statute, law or decision now or hereafter in force and effect.

                        (e)        If there by any agreement between Lessor and Lessee providing for the cancellation of this Lease upon certain provisions or contingencies, and/or an agreement for the renewal hereof at the expiration of the term first above mentioned, the right to such renewal or the execution of a rental agreement between Lessor and Lessee prior to the expiration of such first mentioned term shall not be considered an extension thereof or a vested right in Lessee to such further term, so as to prevent Lessor from canceling this Lease and any such extension thereof during the remainder of the original term hereby granted; such privilege, if and when so exercised by Lessor, shall cancel and terminate this Lease and any such renewal or extension previously entered into between said Lessor and Lessee or the right of Lessee to any such renewal or extension; any right herein contained on the part of Lessor to cancel this Lease shall continue during any extension or renewal hereof; and any option of the part of Lessee herein contained for an extension or renewal hereof shall not be deemed to give Lessee any option for a further extension beyond the first renewal or extended.

                        (f)         No failure by Lessor to enforce any of the said Rules and Regulations against Lessee and/or any other lessee or occupant of the Building shall be deemed a waiver thereof.  No provision of this Lease shall be deemed waived by Lessor unless such waiver be in writing signed by Lessor, except that no Rule and Regulation will be enforced against the Lessee if not enforced against the other Tenants of the Landlord.

                        (g)        No payment by Lessee or receipt by Lessor of a lesser amount than the rent or additional rent herein stipulated and reserved shall be deemed to be other than on account of the earliest stipulated rent or additional rent then due and payable, nor shall any endorsement or statement or any check, or letter accompanying any rent check or payment be deemed an accord and satisfaction, and Lessor may accept the same without prejudice to Lessor's right to recover any balance due or to pursue any other remedy in this Lease provided.

RIGHTS RESERVED BY LESSOR

            20.       Without abatement or diminution in rent, Lessor reserves and shall have the following additional rights:

                        (a)        To change the street address and/or the name of the building and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building without liability to Lessee, provided same does not interfere with Lessee's use and enjoyment of the Demised Premises.

                        (b)        To approve in writing all signs and all sources furnishing sign painting and lettering.  It is specifically understood and agreed that the Lessor shall provide an interior building directory upon which Lessee may display its name.  However, the cost of said display shall be borne by the Lessee.  Likewise, all interior signage in the common areas (to wit:  doors) upon which the demised premises form a part shall be uniform, as selected by Lessor, and all said signage shall be ordered from Lessor's source at Lessee's expense.

                        (c)        To enter the demised Premises at all reasonable times upon reasonable notice to Lessee (1) for the making of inspections, decorations, alterations, improvements and repairs, as Lessor may deem necessary or desirable, (2) to exhibit the Premises to prospective purchasers or lessees of the Building at any time and to others during the last nine (9) months of the term, or extended term, of this Lease, (3) for any purpose whatsoever relating thereto or to the safety, protection or preservation of the Demised Premises or of the building or of Lessor's interest, and (4) to take material into and upon said Premises in connection therewith.

                        (d)        At any time or times Lessor either voluntarily or pursuant to governmental requirement, may, at Lessor's own expense, make repairs, alterations or improvements in or to the building or any part thereof and during alterations, may close entrances, doors, windows, corridors, elevators or other facilities, provided that such acts shall not unreasonably interfere with Lessee's use and occupancy of the Premises as a whole.

                        (e)         To erect, use and maintain pipes and conduits in and through the Demised Premises.

                        (f)         To charge to Lessee any expense including overtime cost incurred by Lessor in the event that repairs, alterations, decorating or other work in the Premises are made or done after ordinary business hours at Lessee's request.

                        (g)        If during the last six months of the term or of a renewal term, lessee shall have removed all or substantially all of Lessee's property therefrom, Lessor may immediately enter and alter, renovate, and redecorate the Premises without reduction or abatement of rent or incurring any liability to Lessee for compensation.

                        (h)        To grant to anyone the exclusive right to conduct any particular business or undertaking in the building and provided same does not interfere with Lessee's use and enjoyment of the Demised Premises.

                        Lessor may exercise any or all of the foregoing rights hereby reserved to Lessor without being deemed guilty of an eviction, actual or constructive, or disturbance or interruption of Lessee's use or possession and without being liable in any manner toward Lessee and without limitation or abatement of rent or other compensation, and such acts shall have no effect on this Lease.

WAIVER OF TRIAL BY JURY

            21.       It is mutually agreed by and between Lessor and Lessee that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of landlord and tenant, Lessee's use or occupancy of said Premises, and/or any claim of injury or damage, or for the enforcement of any remedy under any statute, emergency or otherwise.

ENTRY BY LESSOR

            22.       If a representative of Lessee shall not be personally present, after reasonable notice (where possible), to open and permit an entry into said Premises at any time when an entry shall be necessary or permissible hereunder, due to compelling circumstances or an emergency, Lessor or its authorized or responsible agents may enter by a master key or may, if the circumstances so warrant, forcibly enter the same without rendering Lessor or its agents liable therefor (provided that, during such entry, reasonable care shall be accorded to avoid damage or injury to Lessee's property), and without in any  manner affecting the obligations and covenants of this Lease.  Nothing contained in this Article, however, shall be construed to impose upon Lessee any additional obligations, responsibilities or liability whatsoever for the care, supervision or repair of the Building or Premises or any part thereof, except as elsewhere in this Lease provided.

LESSEE'S DAMAGE OR INJURY TO THE PREMISES OR BUILDING

            23.       All damage or injury to the Premises or to its fixtures, appurtenances and equipment or to the Building, its fixtures, appurtenances or equipment caused by Lessee moving property in or out of the building or by installation or removal of furniture, fixtures or other property or from any cause of any kind or nature whatsoever of which Lessee, its servants, employees, agents, visitors or licensees shall be the cause, shall be repaired, restored and replaced promptly by Lessee at its sole cost and reasonable expense, in quality and class at least equal to the original work or installations, and to the satisfaction of Lessor, normal wear and tear accepted.  If Lessee fails to make such repairs, restorations or replacements within a reasonable time, the same may be made by Lessor for the account of Lessee  and the cost thereof shall be collectible as additional rent or otherwise after rendition of a bill or statement and payable simultaneously with the next monthly installments of rental due and payable hereunder.

                        Lessee shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law.  Lessor reserves the right to prescribe the weight and position of all safes which must be placed so as to distribute the weight.  Business machines and mechanical equipment shall be placed and maintained by and at Lessee's expense in settings sufficient in Lessor's judgment to absorb and prevent vibration, excess heat, noise and annoyance.  Except as provided in Paragraph 14 hereof, there shall be no allowance to Lessee for a diminution of rental value and no liability on the part of Lessor by reason of inconvenience, annoyance or injury to business arising from Lessor, Lessee, or others making any repairs, alterations, additions or improvements required or desirable to be made in or to any public portion of the Building or to any fixtures, appurtenances or equipment thereof, or to the Demised Premises or the fixtures, appurtenances, equipment thereof, provided that the same shall be done as expeditiously and with as little inconvenience to Lessee as possible and provided further, that Lessor shall, at all times, provide access to the Demised Premises from the elevators and public areas of the Building.  There shall be no liability in damages upon Lessor for failure of Lessor or others to make any repairs, alterations, additions or improvements in or to any portion of the Building or of the Premises or of the fixtures, appurtenances or equipment thereof, except where same interferes with the Lessee's use and enjoyment of the Premises.

                        Lessee shall not move any safe, heavy machinery, heavy equipment freight, bulky material or fixtures into or out of the Building without Lessor's prior written consent, which consent shall not be unreasonably withheld; and, if any of the same shall require special handling by reason of their bulk, weight, or otherwise, Lessee agrees to employ only persons holding an appropriate license to perform said work and that all work in connection therewith shall comply with all requirements of law.

BILLS AND NOTICES

            24.       Except as otherwise in this Lease provided, a bill, statement, notice or communication which Lessor may be required to give to Lessee shall be deemed sufficiently given or rendered if in writing, sent by registered or certified mail, addressed to Lessee, Eric Kotch OSL Holdings Inc. , 60 Dutch Hill Rd. #15 Orangeburg NY 10962 The time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Lessee or deposited in a United States Depository, postage prepaid.  Any notice by Lessee to Lessor shall be served by registered or certified mail addressed to Lessor at the address first hereinabove given or at such other address as Lessor shall designate by written notice, with copy to Lessor, Managing Agent.

INABILITY TO PERFORM

            25.       This Lease and the obligations of Lessee to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Lessee to be performed shall in no wise be affected, impaired or excused because Lessor is unable to fulfill any of its obligations under this Lease or to supply,  or is delayed in supplying, any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Lessor is prevented or delayed from so doing by reason of strike or labor troubles or any outside cause whatsoever including, but not limited to, governmental preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof or of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, or by reason of any fire or other casualty or act of God.  The provisions of this paragraph shall not apply to a willful or an intentional default on the part of the Landlord.

RULES AND REGULATIONS

            26.       Subject to the provisions of Paragraph "20(f)", Lessee and Lessee's servants, employees, agents, visitors and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations hereto annexed, and such other and further reasonable Rules and Regulations as Lessor or Lessor's agents may, after notice to Lessee, from time to time adopt.  If the Lessee disputes the reasonableness of any Rule or Regulation hereinafter made or adopted by Landlord, the parties agree to submit the reasonableness of such Rule or Regulation to such impartial person as the Lessor and Lessee may agree upon, and in case the parties fail to agree upon an impartial person, the Lessee shall have the right to submit the reasonableness of such regulation to arbitration in the manner and in accordance with the rules of the American Arbitration Association.  Nothing in this Lease contained shall be construed to impose upon Lessor any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other Lease, as against any other Lessee and Lessor shall not be liable to Lessee for violation of the same by any other Lessee, its servants, employees, agents, visitors or licensees.

SPRINKLERS

            27.       If there now is or shall be installed in the Building a "sprinkler system" and such system or any of its appliances shall be damaged or injured, or not in proper working order by reason of any act of omission of Lessee, or Lessee's agents, servants, employees, licenses or visitors, Lessee shall forthwith restore the same to good working condition at its own expense; and if the Board of Fire Underwriters or any bureau, department or official of the state or city government having jurisdiction shall require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Lessee's business, or the location of partitions, trade fixtures, or other contents of the Demised Premises, or for any other reason, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Board, or by any Fire Insurance Company, Lessee shall, at Lessee's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

OFFER BY MANAGING AGENT

            28.       If this Lease is offered to Lessee by the managing agent of the Building, such offer is made solely in the capacity as such agent and subject to Lessor's acceptance and approval; and Lessee has executed this Lease upon the understanding that this Lease shall not in any way bind Lessor until such time as the same has been approved and executed by Lessor and a counterpart delivered to or received by Lessee.

NO REPRESENTATIONS BY LESSOR

            29.       Lessor or Lessor's agents have made no representations or promises with respect to the said building or the Demised Premises except as herein expressly set forth.  The taking possession of the Demised Premises shall be conclusive evidence, as against Lessee, that Lessee accepts the same "as is", and that said Premises and the Building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to undiscoverable latent defects, and further subject to a punch list as to uncompleted items which the Tenant shall provide Landlord within fifteen (15) days of taking of possession.

MARGINAL NOTES

            30.       The marginal notes are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease; nor in any way affect this Lease.

QUIET ENJOYMENT

            31.       Upon Lessee's paying the rent and additional rent and observing and performing all of the terms, covenants, agreements, conditions and provisions on Lessee's part to be paid, observed or performed, Lessee shall quietly enjoy the Demised Premises, subject, however, to the terms of this Lease or mortgages provided for in Paragraph 9 hereof, free of hindrance and molestation by Lessor.  Under no circumstances shall the Lessor be liable to the Lessee, or any of its servants, agents, or employees for damage, loss or injury resulting from civil disorder, riot, or insurrection, except resulting from the intentional acts of the Landlord, its agents or employees.

ASSIGNS

            32.       The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Lessor, Lessee and their respective heirs, legal representatives, successors and assigns, subject, however, to the provisions of Paragraph "7" hereof.

CERTIFICATE OF LESSEE

            33.       At request of either party and without charge therefor, the other party will execute, acknowledge and deliver to Lessor a Certificate to the effect that:

                        (a)        The Lease is in full force and effect and has not been modified (or if modified, modifications will be set forth).

                        (b)        Dates on which rent and additional rents have been paid.

                        (c)        Any defaults exists on the part of the Lessor or Lessee.

PARKING PRIVILEGES

            34.       (a)        Parking areas shall not be considered part of the Demised Premises; however, Lessee shall have the right in common with all other Lessees and their customers to access and use of the existing parking facilities.

                        (b)        The Lessor shall be responsible for the customary maintenance of the parking lot, including the appropriate signage, striping and lighting thereof including snow removal from parking lot and sidewalks.

CURING TENANT'S DEFAULT - ADDITIONAL RENT

            35.       If Tenant shall default in the performance of any covenant, agreement, agreement, term, provision or condition herein contained, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant, without notice in a case of emergency and in any other case if such default continues after thirty (30) days from the date of the giving of Landlord to Tenant of written notice of intention so to do.  Bills for any expense incurred by Landlord in connection with any such performance by Landlord for the account of Tenant, as well as bills for any property, material, labor or services provided, furnished or rendered, or caused to be provided, furnished or rendered by Landlord to Tenant may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable by Tenant within fifteen (15) days after the same is sent to Tenant by Landlord, and the amounts thereof shall be deemed to be additional rent under this Lease.

MISCELLANEOUS

            36.      (a)        The Landlord shall deliver the premises in a broom clean condition and the Landlord shall remove from the premises at Landlord's own cost and expense all equipment used by the former tenant in the operation of the former tenant's restaurant.  The Landlord shall similarly remove all items capable of removal, but in no event shall the Landlord required to remove any of the interior walls, carpets or ceilings.

                        (b)        There presently exists at the rear of the lower level of the middle wing a loading dock.  So long as the Landlord maintains said loading dock, said dock shall not be used for storage, pick-up of materials or garbage.

                        (c)       The Landlord at its own cost and expense will remove the trash and garbage every business day and shall cause the exterior of the windows of the premises demised to be cleaned in accordance with the Landlord's schedule of cleaning the exterior of windows of the Landlord's entire building.

                        (d)        Tenant shall have the right to inspect the Demised Premises prior to the Commencement Date.  Tenant agrees that neither Landlord, nor any broker, Landlord's agent, employee or representatives of Landlord nor any other party has made, and Tenant does not rely on, any representations, warranties or promises with respect to the building, the land and the Demised Premises or this Lease, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this Lease.

                        (e)        Nothing shall be done or permitted in any Tenant's Premises, and nothing shall be brought into or kept in any Tenant's Premises, which would impair or interfere with any of the building services or the proper and economic heating, cleaning or other services of the building or the Premises, nor shall there be installed by any Tenant any ventilating, air conditioning, electrical or other equipment of any kind which, in the reasonable judgment of the Landlord, might cause any such impairment or interference.  No dangerous, inflammable combustible or explosive object or material shall be brought into the building by any Tenant or with the permission of any Tenant.

                       (f)         Whenever Landlord's consent or approval is required under this Lease, Landlord agrees that such consent or approval shall not be unreasonably withheld or delayed at such times as Tenant is not in default in the performance of any of its obligations under this Lease beyond the applicable grace period provided herein.  This paragraph shall not apply to any provision in this Lease which expressly permits Landlord to arbitrarily withhold its consent or approval.

                        (g)        Lessor agrees to provide exterminating services to the Demised Premises and the building housing same.

       (h)        In the event the Building in which the Demised Premises are situate is converted to a cooperative or condominium form of ownership, then, and in such event, the Lessee, its successor in interest, or assigns, shall have the first right of refusal to purchase the Demised Premises as a condominium unit or to purchase shares allowing occupancy of the Demised Premises at a purchase price set forth in any prospectus or Offering Plan approved by the Attorney General of the State of New York, or for such price and on such terms and conditions as are offered to any third party bona fide purchase for value or to any other Tenant in occupancy of comparable space at that time.

       (i)          Tenant reserves the right to sublease his office with written consent of landlord or his agent

       (j)          After thirty month of the lease tenant has the right of an early withdrew of the lease with a penalty of (3) Three months rent payment.

       (k)         Lessor will renovate Demised Premises prior to occupancy in accordance with agreed upon specifications

       (l)          Lessee shall have two months free rent

       (m)        Lessor shall include up to three listings on the vbuilding directory and additional listings on the door sign at no additional cost

       (n)        Lessor shall pay for heat and airconditioning and electric and water utilities. Lessee will pay for its telephone and internet service

ENTIRE AGREEMENT

            37.       This Lease contains the entire agreement between the parties and shall not be modified in any manner except by an instrument in writing executed by the parties or their respective successors in interest.

            IN WITNESS WHEREOF, Lessor and Lessee have hereunto respectively executed duplicate originals of this Lease as of the day and year first above written.

ULSTER HEIGHTS PROPERTIES INC., Lessor

By:	/s/

OSL Holdings Inc lessee

By:	/s/